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                                                                  EXHIBIT 17(a)

                        INVESTMENT COMPANIES FOR WHICH
                             VAN KAMPEN FUNDS INC.
                  ACTS AS PRINCIPAL UNDERWRITER OR DEPOSITOR
                                AUGUST 27, 1998




Van Kampen U.S. Government Trust
     Van Kampen U.S. Government Fund
Van Kampen Tax Free Trust
     Van Kampen Insured Tax Free Income Fund
     Van Kampen Tax Free High Income Fund
     Van Kampen California Insured Tax Free Fund
     Van Kampen Municipal Income Fund
     Van Kampen Intermediate Term Municipal Income Fund
     Van Kampen Florida Insured Tax Free Income Fund
     Van Kampen New York Tax Free Income Fund
Van Kampen Trust
     Van Kampen High Yield Fund
     Van Kampen Short-Term Global Income Fund
     Van Kampen Strategic Income Fund
Van Kampen Equity Trust
     Van Kampen Utility Fund
     Van Kampen American Capital Value Fund
     Van Kampen Great American Companies Fund
     Van Kampen Growth Fund
     Van Kampen Prospector Fund
     Van Kampen Aggressive Growth Fund
Van Kampen Foreign Securities Fund
Van Kampen Pennsylvania Tax Free Income Fund
Van Kampen Tax Free Money Fund
Van Kampen Prime Rate Income Trust
Van Kampen Senior Floating Rate Fund
Van Kampen Comstock Fund
Van Kampen Corporate Bond Fund
Van Kampen Emerging Growth Fund
Van Kampen Enterprise Fund
Van Kampen Equity Income Fund
Van Kampen Limited Maturity Government Fund
Van Kampen Global Managed Assets Fund
Van Kampen Government Securities Fund
Van Kampen Growth and Income Fund
Van Kampen Harbor Fund
Van Kampen High Income Corporate Bond Fund
Van Kampen Life Investment Trust
     Asset Allocation Portfolio
     Domestic Income Portfolio
     Emerging Growth Portfolio
     Enterprise Portfolio
     Global Equity Portfolio
     Government Portfolio
     Growth and Income Portfolio
     Money Market Portfolio
     Strategic Stock Portfolio
     Morgan Stanley Real Estate Securities Portfolio
     Comstock Portfolio


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Van Kampen Small Capitalization Fund
Van Kampen Pace Fund
Van Kampen Real Estate Securities Fund
Van Kampen Reserve Fund
Van Kampen Tax -Exempt Trust
     Van Kampen High Yield Municipal Fund
Van Kampen American Capital U.S. Government Trust for Income
Van Kampen American Capital World Portfolio Series Trust
     Van Kampen Global Government Securities Fund
Van Kampen Series Fund, Inc.
     Van Kampen Aggressive Equity Fund
     Van Kampen American Value Fund
     Van Kampen Asian Growth Fund
     Van Kampen Emerging Markets Fund
     Van Kampen Emerging Markets Debt Fund
     Van Kampen Equity Growth Fund
     Van Kampen Global Equity Fund
     Van Kampen Global Equity Allocation Fund
     Van Kampen Global Fixed Income Fund
     Van Kampen Global Franchise Fund
     Morgan Stanley Government Obligations Money Market Fund
     Van Kampen Growth and Income Fund II
     Van Kampen High Yield & Total Return Fund
     Van Kampen International Magnum Fund
     Van Kampen Japanese Equity Fund
     Van Kampen Latin American Fund
     Van Kampen MidCap Growth Fund
     Morgan Stanley Money Market Fund
     Morgan Stanley Tax-Free Money Market Fund
     Van Kampen U.S. Real Estate Fund
     Van Kampen Value Fund
     Van Kampen Worldwide High Income Fund
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
Insured Municipals Income Trust..........................................................................Series 401
Arizona Insured Municipals Income Trust................................................................. Series 18
California Insured Municipals Income Trust.............................................................. Series 174
Colorado Insured Municipals Income Trust................................................................ Series 87
Connecticut Insured Municipals Income Trust ............................................................ Series 37
Florida Insured Municipals Income Trust................................................................. Series 120
Georgia Insured Municipals Income Trust................................................................. Series 86
Kentucky Investors' Quality Tax-Exempt Trust............................................................ Series 60
Maryland Investors' Quality Tax-Exempt Trust............................................................ Series 86
Massachusetts Insured Municipals Income Trust........................................................... Series 35
Michigan Insured Municipals Income Trust................................................................ Series 151
Minnesota Insured Municipals Income Trust............................................................... Series 62
Missouri Insured Municipals Income Trust................................................................ Series 107
New Jersey Insured Municipals Income Trust.............................................................. Series 123
New York Insured Municipals Income Trust................................................................ Series 146
North Carolina Investors' Quality Tax-Exempt Trust...................................................... Series 95
Ohio Insured Municipals Income Trust.................................................................... Series 110
Pennsylvania Insured Municipals Income Trust............................................................ Series 237
South Carolina Investors' Quality Tax-Exempt Trust...................................................... Series 86
Tennessee Insured Municipals Income Trust............................................................... Series 41
Virginia Investors' Quality Tax-Exempt Trust............................................................ Series 81
Van Kampen American Capital Insured Income Trust........................................................ Series 71
Internet Trust.......................................................................................... Series 11
Strategic Ten Trust, United States Portfolio............................................................ August 1998 Series
Strategic Ten Trust, United States Portfolio............................................................ August 1998
                                                                                                         Traditional Series
Strategic Five Trust, United States Portfoliio.......................................................... August 1998 Series
Strategic Five Trust, United States Portfolio........................................................... August 1998
                                                                                                         Traditional Series
EAFE Strategic 20 Trust................................................................................. August 1998 Series
EURO Strategic 20 Trust................................................................................. August 1998 Series
Strategic Picks Opportunity Trust....................................................................... August 1998 Series
Strategic Fifteen Trust Global Portfolio................................................................ July 1998 Series
Strategic Thirty Trust Global Portfolio................................................................. July 1998 Series
Great International Firms Trust......................................................................... Series 5
Blue Chip Opportunity and Treasury Trust................................................................ Series 6
Blue Chip Opportunity Trust............................................................................. Sereis 4
Baby Boomer Opportunity Trust........................................................................... Series 4
Global Energy Trust..................................................................................... Series 6
Brand Name Equity Trust................................................................................. Series 6
Edward Jones Select Growth Trust........................................................................ July 1998 Series
Banking Trust........................................................................................... Series 3
Morgan Stanley High-Technology 35 Index Trust........................................................... Series 3
Health Care Trust....................................................................................... Series 3
Telecommunications Trust................................................................................ Series 3
Utility Trust........................................................................................... Series 3
Financial Services Trust................................................................................ Series 1
Natcity Investments, Inc. Great American Equities Trust................................................. Series 1
First Albany Banking Growth Trust....................................................................... Series 1
Gruntal Global Transport Trust.......................................................................... Series 1
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